                                                                Exhibit 10.22


          THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH (REGISTRATION IS NOT REQUIRED.

          THIS WARRANT IS ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES TRANSFER, RECAPITALIZATION AND HOLDERS AGREEMENT BY AND AMONG THE COMPANY, DRI ACQUISITION CORPORATION AND THE HOLDERS SPECIFIED THEREIN, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND SUCH SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.


                            STOCK PURCHASE WARRANT
                            ----------------------

Date of Issuance:   March 14, 2001          Certificate No. W-1

          For value received, DELCO REMY INTERNATIONAL, INC., a Delaware corporation (the "Company"), hereby grants to WORLD EQUITY PARTNERS, L.P., a Delaware limited partnership ("WEP"), or its transferees and assigns, the right to purchase from the Company (i) a total of 156,574.31 Common Warrant Shares (as defined herein) at a price per share of $.00119 (the "Initial Common Exercise Price") and (ii) a total of 144,725.44 Preferred Warrant Shares (as defined herein, and together with the Common Warrant Shares, the "Warrant Shares") at a price per share of $.01253 (the "Initial Preferred Exercise Price"). The exercise prices and number of Warrant Shares (and the amount and kind of other securities) for which this Warrant is exercisable shall be subject to adjustment as provided herein. Certain capitalized terms used herein are defined in Section 5 hereof.

          This Warrant is subject to the following provisions:

     SECTION 1.  Exercise of Warrant.
                 -------------------

          A.     Exercise Period.  The purchase rights represented by this
                 ---------------
Warrant may be exercised, in whole or in part, at any time and from time to time after the date hereof to and including 5:00 p.m., New York City time, on July 31, 2004 or, if such day is not a business day, on the next preceding business day (the "Exercise Period").

          B.   Mandatory Exercise Ratio.  This Warrant may be exercised at any
               ------------------------
time and from time to time during the Exercise Period for Preferred Warrant Shares without also being exercised for Common Warrant Shares. This Warrant may only be exercised at any time and from time to time during the Exercise Period for the number of Common Warrant Shares such that the "Common/Preferred Exercise Ratio" at the time of such exercise is equal to or less than the "Initial Ratio". The "Initial Ratio" is a fraction, (i) the numerator of which is the number of Common Warrant Shares this Warrant is exercisable for on the date hereof and (ii) the denominator of which is the number of Preferred Warrant Shares this Warrant is exercisable for on the date hereof (in each case as such Common Warrant Shares or Preferred Warrant Shares are adjusted pursuant to the terms hereof including Sections 2 and 3B(ii)). The "Common/Preferred Exercise Ratio" is a fraction, (i) the numerator of which is the number of Common Warrant Shares which will have been exercised (after giving effect to the number of
                                       -----
Common Warrant Shares to be exercised at such time and previously) and (ii) the denominator of which is the number of Preferred Warrant Shares which will have been exercised (after giving effect to the number of Preferred Warrant Shares to
                -----
be exercised at such time and previously).

          C.   Exercise Procedure.
               ------------------

               (i) This Warrant shall be deemed to have been exercised when all of the following items have been delivered to the Company (the "Exercise Time"):

                    (a) a completed Exercise Agreement, as described in section 1D below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

                    (b)  this Warrant;

                    (c) if the Purchaser is not the Registered Holder, an Assignment or Assignments in the form set forth in Exhibit II hereto
                                                        ----------
     evidencing the assignment of this Warrant to the Purchaser; and

                    (d) either (x) a check payable to the Company in an amount equal to the sum of (i) the product of the Common Exercise Price multiplied by the number of Common Warrant Shares and (ii) the product of the Preferred Exercise Price multiplied by the number of Preferred Warrant Shares, in each case being purchased upon such exercise (the "Aggregate Exercise Price"), (y) the surrender to the Company of securities of the Company having a value equal to the Aggregate Exercise Price of the Warrant Shares being purchased upon such exercise (which value in the case of debt securities shall be the principal amount thereof, in the case of shares of Common Stock shall be the Fair Market Value thereof and in the case of shares of Series A Preferred Stock shall be the Series A Issue Price (as hereinafter defined), plus any accrued and unpaid dividends), or (z) the delivery of a notice to the Company that the Purchaser is exercising the Warrant by authorizing the Company to reduce the number of Warrant Shares subject to the Warrant by (i) the number of shares Common Stock having an aggregate Fair Market Value and (ii) the number of shares of Series A Preferred Stock having a Series A Issue Price which, collectively, equal the Aggregate Exercise Price. Any reduction pursuant to clause (z) above shall be in the same ratio of Common Warrant Shares to Preferred Warrant Shares as the Common/Preferred Exercise Ratio.

               (ii) Certificates for Warrant Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five days after the date of the Exercise Time together with any cash payable in lieu of a fraction of a share pursuant to Section 14 hereof. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

               (iii) The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Warrant Shares at the Exercise Time.

               (iv) The issuance of certificates for Warrant Shares upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares;

provided, however, that the Company shall not be required to pay any taxes in respect of the Warrant or Warrant Shares, with respect to any transfer of the Warrant, which taxes shall be paid by the transferee prior to the issuance of such Warrant Shares.

               (v) The Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. In the event that the par value per share of the unissued Warrant Shares acquirable upon exercise of this Warrant is less than the Exercise Prices then in effect, the Purchaser shall purchase Warrant Shares hereunder at par value, and the Company shall be obligated to reimburse the Purchaser for the aggregate amount of consideration paid in connection with such exercise in excess of the Exercise Prices then in effect.

               (vi) The Company shall assist and cooperate with the Registered Holder or any Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant.

               (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the

Company (pursuant to a merger, sale of stock or otherwise), such exercise may at the election of the holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

               (viii) The Company shall at all times reserve and keep available out of its authorized but unissued Warrant Shares solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant. All Warrant Shares which are so issuable shall, when issued and upon the payment of the applicable Exercise Price, be duly and validly issued, fully paid and nonassessable and free from all liens and charges. The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares may be so issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company will use its best efforts to cause the Common Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange upon which like shares of Common Stock or other securities constituting Common Warrant Shares are listed at the time of such exercise.

               (ix) If the Warrant Shares issuable by reason of exercise of this Warrant are convertible into or exchangeable for any other stock or securities of the Company, the Company shall, at the Purchaser's option and upon surrender of this Warrant by such Purchaser as provided above together with any notice, statement or payment required to effect such conversion or exchange of Warrant Shares, deliver to such Purchaser (or as otherwise specified by such Purchaser) a certificate or certificates representing the stock or securities into which the Warrant Shares issuable by reason of such conversion are convertible or exchangeable, registered in such name or names and in such denomination or denominations as such Purchaser has specified.

               (x) The Company shall at all times in good faith assist in the carrying out of all terms of this Warrant. Without limiting the generality of the foregoing, the Company shall (a) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant and (b) not undertake any reverse stock split, combination, reorganization or other reclassification of its capital stock which would have the effect of making this Warrant exercisable for less than one share of Common Stock or less than one share of Series A Preferred Stock.

               (xi) No stockholder of the Company has or shall have any preemptive right to subscribe for the Warrant Shares issuable pursuant hereto.

          D.   Exercise Agreement.  Upon any exercise of this Warrant, the
               ------------------
Purchaser shall deliver to the Company an Exercise Agreement in substantially the form set forth in Exhibit I hereto, except that if the Warrant Shares are
                      ---------
not to be in the name of the Registered

Holder, the Exercise Agreement shall also state the name of the Person to whom the certificates for the Warrant Shares are to be issued, and if the number of Warrant Shares to be issued does not include all of the Warrant Shares purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be issued.

     SECTION 2.  Adjustment of Exercise Price and Number of Shares.  In order to
                 -------------------------------------------------
prevent dilution of the rights granted under this Warrant, the Initial Common Exercise Price and the Initial Preferred Exercise Price shall be subject to adjustment from time to time as provided in this Section 2 (as so adjusted, the "Common Exercise Price" and the "Preferred Exercise Price", as applicable, and collectively sometimes referred to herein as the "Exercise Prices"), and the number of Common Warrant Shares and Preferred Warrant Shares obtainable upon exercise of this Warrant shall be subject to adjustment from time to time, each as provided in this Section 2; provided, however, that there shall be no Adjustment to the Exercise Prices or to the number of Warrant Shares acquirable upon exercise of the Warrant, as provided in this Section 2 (an "Adjustment"),
(i) for any issuance which results in the distribution of Purchase Rights pursuant to Section 4 hereof or (ii) unless and until such Adjustment, together with any previous Adjustments to the Exercise Prices or to the number of Warrant Shares so acquirable which would otherwise have resulted in an Adjustment were it not for this proviso, would require an increase or decrease of at least 1% of the total number of Warrant Shares so acquirable at the time of such Adjustment, in which event such Adjustment and all such previous Adjustments shall immediately occur.

          A.   Adjustment of Common Exercise Price and Number of Common Warrant
               ----------------------------------------------------------------
Shares upon Issuance of Common Stock.  If and whenever, on or after the date
------------------------------------
hereof, the Company issues or sells, or in accordance with Section 2B is deemed to have issued or sold, other than pursuant to (i) a Permitted Issuance, (ii) as described in Section 2C or (iii) the Securities Agreement, any shares of Common Stock for a consideration per share less than the Fair Market Value per share of the Common Stock, determined as of the date of such issuance or sale, then immediately upon such issuance or sale the Common Exercise Price shall be reduced to equal the amount determined by multiplying the Common Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which will be the sum of (1) the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale multiplied by the Fair Market Value per share of the Common Stock determined as of the date of such issuance or sale, plus (2) the consideration, if any, received by the Company upon such issuance or sale, and the denominator of which will be the product derived by multiplying such Fair Market Value per share of the Common Stock by the number of shares of Common Stock Deemed Outstanding immediately after such issuance or sale. Upon each such adjustment of the Common Exercise Price hereunder, the number of Common Warrant Shares acquirable upon exercise of this Warrant shall be adjusted to equal the number of shares determined by multiplying the Common Exercise Price in effect immediately prior to such adjustment by the number of Common Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Common Exercise Price resulting from such adjustment.

          B.   Effect on Exercise Price of Certain Events.  For purposes of
               ------------------------------------------
determining the adjusted Common Exercise Price under Section 2A, the following shall be applicable:

               (i)  Issuance of Rights or Options.  If the Company in any
                    ------------------------------
manner grants any rights or options (other than Purchase Rights covered by Section 4 hereof or a Permitted Issuance) to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (including without limitation convertible common stock) (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Fair Market Value per share of the Common Stock then in effect, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing
(A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Common Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

               (ii) Issuance of Convertible Securities.  If the Company in any
                    ----------------------------------
manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Fair Market Value per share of the Common Stock then in effect, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Common Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Common Exercise Price have been or are to be made pursuant to other provisions of this Section 2B, no further adjustment of the Common Exercise Price shall be made by reason of such issue or sale.

               (iii)  Change in Option Price or Conversion Rate.  If either
                      -----------------------------------------
the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall change at any time, the Common Exercise Price in effect at the time of such change shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Common Warrant Shares shall be correspondingly readjusted.

               (iv)   Treatment of Expired Options and Unexercised Convertible
                      --------------------------------------------------------
Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities, in either case without the exercise of such Option or right, the Common Exercise Price then in effect and the number of Common Warrant Shares acquirable hereunder shall be adjusted to the Common Exercise Price and the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

               (v)    Calculation of Consideration Received.  If any Common
                      -------------------------------------
Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company shall be the market price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger or other business combination in which the Company is the surviving entity, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or marketable securities shall be determined by the Company, unless such consideration is paid by an Affiliate of the Company, in which case, the fair value of such consideration shall be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Required Holders, whose determination shall be final and binding on the Company and all holders of Warrants (as defined in Section 8 below). The fees and expenses of such appraiser shall be paid by the Company.

               (vi)   Integrated Transactions.  Other than Permitted Issuances,
                      -----------------------
in case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued for no consideration; provided, that if such other securities are debt securities (such debt securities so issued are herein referred to as the "Debt") of the Company or any of its subsidiaries, the Option shall be deemed to have been issued for consideration equal to the excess, if any, of (a) the aggregate face amount (the "Estimated Face Amount") of debt securities with terms identical to the terms of the Debt (other than the increase to face value described in this proviso) which the Company or such subsidiary would have had to issue had no Options been issued in connection therewith, given the prevailing market conditions at the time of the issuance of the Debt, in order to receive the same aggregate net proceeds as is actually received from the issuance of the Debt, over (b) the aggregate face amount of the Debt. The Estimated Face Amount shall be as mutually agreed between the Company and the Registered Holder or, if no such mutual agreement is reached, as set forth in the written opinion, addressed to the Registered Holder, of an investment bank of national recognition, retained by the Company and reasonably acceptable to the Registered Holder; provided, that if no such mutual agreement is reached or written opinion is received, the Estimated Face Amount shall be deemed to be zero (0); and provided, further, that the fees and expenses of such investment bank shall be borne by the Company.

     Example:  If the Company issues $20 million aggregate principal amount of
     -------
               10% subordinated debentures with a 10-year maturity (and receives aggregate net proceeds of $20 million), and in connection therewith issues warrants, and in accordance with the provisions of Section 2B (vi), the Company and the Registered Holder mutually agree or an investment bank determines that the Estimated Face Amount of the subordinated debentures (with terms otherwise identical to the securities issued) would have been $21 million to the Company, had the warrants not been issued, then such warrants would be deemed to have been issued for $1 million.

               (vii)  Treasury Shares.  The number of shares of Common Stock
                      ---------------
outstanding at any given time does not include shares owned or held by or for the account of the Company or any subsidiary of the Company and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

               (viii) Record Date. If the Company takes a record of the holders
                      -----------
of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
(B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          C.   Subdivision or Combination of Common Stock.  Other than the
               ------------------------------------------
Permitted Issuances, if the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) the Common Stock into a greater number of shares or pays a dividend or makes a distribution to holders of the Common Stock in the form of shares of Common Stock, the Common Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Common Warrant Shares obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) the Common Stock into a smaller number of shares, the Common Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Common Warrant Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

          D.   Subdivision or Combination of Series A Preferred Stock.  If the
               ------------------------------------------------------
Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) the Series A Preferred Stock into a greater number of shares or pays a dividend or makes a distribution to holders of the Series A Preferred Stock in the form of shares of Series A Preferred Stock, the Preferred Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Preferred Warrant Shares obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) the Series A Preferred Stock into a smaller number of shares, the Preferred Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Preferred Warrant Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

          E.   Organic Change.  Other than the Permitted Issuances, any
               --------------
recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Common Stock or Series A Preferred Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock or Series A Preferred Stock is referred to herein as an "Organic Change". Subject to the provisions of the Securities Agreement, prior to the consummation of any Organic Change, the Company shall make appropriate provision to ensure that each holder of Warrants shall thereafter have the right to acquire and receive upon exercise thereof, in lieu of or addition to (as the case may be) the Warrant Shares immediately theretofore acquirable and receivable upon exercise of such holder's Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of such holder's Warrants had such Organic Change not taken place. In any such case, the Company shall make appropriate provision with respect to such holder's rights and interests to insure that the provisions hereof (including this Section 2) shall thereafter be applicable to the Warrants (including, in the case of any such Organic Change in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Prices to the value for the Common Stock or Series A Preferred Stock reflected by the terms of such Organic Change and a corresponding immediate adjustment in the number of Warrant Shares acquirable and receivable upon exercise of the Warrants, if the value so reflected is less than the Fair Market Value of the Common Stock, or the Series A Issue Price of the Series A Preferred Stock, as applicable, in effect immediately prior to such Organic Change). The Company shall not effect any such Organic Change unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such Organic Change (including a purchaser of all or substantially all the Company's assets) assumes by written instrument the obligation to deliver to each holder of Warrants such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire upon exercise of Warrants.

          F.   Certain Events.  If any event occurs of the type contemplated by
               --------------
the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features); then the Company's Board of Directors shall make in good faith an appropriate adjustment in the Exercise Prices and the number of Warrant Shares obtainable upon exercise of this Warrant so as to protect the rights of the holder of this Warrant.

          G.   Notices.
               -------

               (i) Immediately upon any adjustment of the Exercise Prices, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

               (ii) The Company shall give written notice to the Registered Holder at least 30 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock or Series A Preferred Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or Series A Preferred Stock, or
(C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

               (iii) The Company shall also give written notice to the Registered Holder at least 30 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

     SECTION 3. Certain Rights of Holders Regarding Dividends.
                ---------------------------------------------

          A.   Common Stock.  If the Company pays a dividend or distribution
               ------------
upon the Common Stock, other than dividends or distributions described in
Section 2C, then the Company shall pay to the holder of this Warrant, at the time of payment thereof, the amount of cash which would have been paid to such holder had this Warrant been fully exercised immediately prior to the date on which a record is taken for such dividend or distribution or, if no record is taken, the date as of which the record holders of Common Stock entitled to said dividends or distributions are to be determined.

          B.   Preferred Stock.
               ---------------

               (i) If the Company pays a dividend or distribution upon the Series A Preferred Stock in cash including any payment made upon a redemption of Series A Preferred Stock, then the Company shall pay to the holder of this Warrant, at the time of payment thereof, the amount of cash which would have been paid to such holder had this Warrant been fully exercised as of the date hereof. Upon the Company's redemption of Series A Preferred Stock, the Warrant shall be deemed exercised and shall terminate with respect to the Series A Preferred Stock subject to such redemption.

               (ii) Notwithstanding the foregoing, immediately prior to the conversion of Series A Preferred Stock (as provided in the Certificate of Incorporation of the Company) and at every Dividend Accrual Date (as defined in the Certificate of Incorporation of the Company) for which dividends accrue on the Series A Preferred Stock but are not paid, the Preferred Warrant Shares for which this Warrant is exercisable shall be increased by the number of shares of Series A Preferred Stock determined by a fraction, (x) the numerator of which is the dollar amount of the dividend that would have accrued on the Preferred Warrant Shares had this Warrant been fully exercised as of the date hereof and
(y) the denominator of which is the Series A Issue Price. If the Preferred Warrant Shares for which this Warrant is exercisable are increased pursuant to this Section 3(B)(ii) for any Dividend Accrual Date, then no cash payments shall be made pursuant to Section 3(B)(i) hereof due to cash dividends which were paid in arrears with respect to any such Dividend Accrual Date.

     SECTION 4. Purchase Rights.  Other than in connection with a Permitted
                ---------------
Issuance, if at any time the Company grants, issues or sells any Options, Convertible Securities or other such property pro rata to the record holders of the Common Stock or Series A Preferred Stock (the "Purchase Rights"), then the Company shall distribute to the Registered Holder the aggregate Purchase Rights which such holder would have acquired if such holder had held the maximum number of Warrant Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Stock or Series A Preferred Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     SECTION 5. Definitions.  The following terms have the meanings set forth
                -----------
below:

          "Affiliate", as applied to any Person, means any other Person directly
           ---------
or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly, indirectly or beneficially, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

          "Class B Common Stock" means the Company's Class B Common Stock, par
           --------------------
value $.001 per share, as adjusted for any stock split, stock dividend, recapitalization, reorganization, consolidation, reclassification or share exchange.

          "Common Stock" means, collectively, the Company's Class A Common
           ------------
Stock, par value $.001 per share, the Class B Common Stock and the Company's Class C Common Stock, par value $.001 per share, in each case as adjusted for any stock split, stock dividend, recapitalization, reorganization, consolidation, reclassification or share exchange.

          "Common Stock Deemed Outstanding" means, at any given time, the number
           -------------------------------
of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Section 2B(i) or 2B(ii) hereof.

          "Common Warrant Shares" means shares of the Company's Class B Common
           ---------------------
Stock; provided, that if the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Common Warrant Shares" shall mean shares of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

          "Fair Market Value" means with respect to the Common Stock (i) the
           -----------------
average of the closing sales prices of the Common Stock on all domestic securities exchanges on which the Common Stock is listed, or (ii) if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, (iii) if on any day the Common Stock is not so listed, the sales price for the Common Stock as of 4:00 P.M., New York time, as reported on the Nasdaq National Market or, (iv) if the Common Stock is not reported on the Nasdaq National Market, the average of the representative bid and asked quotations for the Common Stock as of 4:00 P.M., New York time, as reported on the Nasdaq interdealer quotation system, or any similar successor organization, in each such case averaged over a period of 21 trading days consisting of the day as of which "Fair Market Value" is being determined and the 20 consecutive trading days prior to such day. Notwithstanding the foregoing, if at any time of determination either (x) the Common Stock is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, and not listed on a national securities exchange nor authorized for quotation in the Nasdaq system, or (y) less than 25% of the outstanding Common Stock is held by the public free of transfer restrictions under the Securities Act of 1933, as amended, then Fair Market Value with respect to Common Stock shall mean the price that would be paid for the entire common equity interest in the Company in an orderly sale transaction between a willing buyer and a willing seller, taking into account the appropriate lack of liquidity of the Company's securities, using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale. Fair Market Value shall be determined by the Company's Board of Directors in its good faith judgment. In any transaction in which Common Stock, Options or Convertible Securities are issued to an Affiliate of the Company, the Required Holders shall have the right to require that an independent investment banking firm mutually acceptable to the Company and the Required Holders determine Fair Market Value, which firm shall submit to the Company and the Required Holders a written report setting forth such determination. The expenses of such firm will be borne by the Company, and the determination of such firm will be final and binding upon all parties.

          "Permitted Issuance" means any issuance of any class of Common Stock
           ------------------
upon (i) the conversion of any other class of Common Stock or of other Convertible Securities in accordance with the terms thereof, (ii) the exercise of the Warrant, (iii) the issuance of up to 600,000 shares of Common Stock in the aggregate issued or issuable to members of management or directors of the company and its subsidiaries, whether pursuant to the Securities Agreement or otherwise and (iv) the exchange of Series A Preferred Stock for not in excess of 5,000 shares.

          "Person" means any individual, partnership, limited liability
           ------
corporation, joint venture, corporation, trust, unincorporated organization or government or department or agency thereof.

          "Preferred Warrant Shares" means shares of the Company's Series A
           ------------------------
Preferred Stock; provided, that if the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Preferred Warrant Shares" shall mean shares of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

          "Registered Holder" means the holder of this Warrant as reflected in
           -----------------
the records of the Company maintained pursuant to Section 13.

          "Required Holders" means the holders of a majority of the purchase
           ----------------
rights represented by this Warrant as originally issued which remain outstanding and unexercised.

          "Securities Agreement" means the Securities Transfer, Recapitalization
           --------------------
and Holders Agreement dated as of March 14, 2001 by and among the Company, DRI Acquisition Corporation, WEP and certain other parties signatory thereto.

          "Series A Issue Price" means $100 per share of Series A Preferred
           --------------------
Stock, as adjusted pursuant to the terms of the Certificate of Incorporation of the Company.

          "Series A Preferred Stock" means the Company's 12% Series A Cumulative
           ------------------------
Compounding Preferred Stock, par value $.01 per share, as adjusted for any stock split, stock dividend, recapitalization, reorganization, consolidation, reclassification or share exchange.

          "Warrants" has the meaning set forth in Section 8.
           --------

     SECTION 6. No Voting Rights; Limitations of Liability.  This Warrant shall
                ------------------------------------------
not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase

Warrant Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Prices of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

     SECTION 7.  Warrant Transferable.  Subject to the provisions of the
                 --------------------
Securities Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto)
                                                            ----------
at the principal office of the Company; provided, however, that (i) this Warrant may only be transferred to a transferee in part (with respect to underlying Common Warrant Shares and Preferred Warrant Shares) in amounts consistent with the Initial Ratio, calculated to include any Warrant Shares issued due to previous exercises of this Warrant that are transferred to such transferee simultaneously) and (ii) upon the sale or transfer of this Warrant in whole or in part to a Person that is not an Affiliate of WEP, the Exercise Period with respect to such transferred Warrant shall terminate within 30 days of the date of such transfer or sale.

     SECTION 8.  Warrant Exchangeable for Different Denominations.  This
                 ------------------------------------------------
Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor, with the same Initial Ratio, representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. At the request of the Registered Holder (pursuant to a transfer of Warrants or otherwise), this Warrant may be exchanged for one or more Warrants to purchase Common Stock and Series A Preferred Stock at the same Initial Ratio. The date the Company initially issues this Warrant shall be deemed to be the date of issuance hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

     SECTION 9.  Exchange.  In the event that it becomes unlawful or, in the
                 --------
reasonable judgment of any holder of this Warrant, unduly burdensome by reason of a change in legal or regulatory considerations or the interpretation thereof affecting the ability of financial institutions or their affiliates to hold equity securities, or any material change (including a reduction in the number of shares of Common Stock outstanding) in the capital structure of the Company, to hold any or all of the Warrants or Warrant Shares, the holder of this Warrant shall have the right, to the extent permitted by applicable law and subject to any restrictions applicable to the Company in any agreement relating to indebtedness of the Company, to require all or part of such holder's Warrants (with respect to Common Warrant Shares) or Common Warrant Shares to be exchanged for non-voting stock or similar interests that convey equivalent economic benefits to such Warrants or Common Warrant Shares and in the case of the Warrants shall include equivalent anti-dilution protection. Any such exchange shall occur as soon as practicable but in any event within 60 days after written notice by the holder of this Warrant to the Company (or such earlier date if required to comply with applicable law).

     SECTION 10.  Replacement.  Upon receipt of evidence reasonably
                  -----------
satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     SECTION 11.  Notices. Except as otherwise expressly provided herein, all
                  -------
notices and deliveries referred to in this Warrant shall be in writing, shall be delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid or sent via nationally recognized overnight courier or via facsimile and shall be deemed to have been given when so delivered (or when received, if delivered by any other method) if sent (i) to the Company, at its principal executive offices and (ii) to a Registered Holder, at such holder's address as it appears in the records of the company (unless otherwise indicated by any such holder).

     SECTION 12.  Amendment and Waiver.  Except as otherwise provided herein,
                  --------------------
the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Required Holders as provided herein.

     SECTION 13.  Warrant Register.  The Company shall maintain at its principal
                  ----------------
executive offices books for the registration and the registration of transfer of Warrants. The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

     SECTION 14.  Fractions of Shares.  The Company may, but shall not be
                  -------------------
required to, issue a fraction of a Warrant Share upon the exercise of this Warrant in whole or in part. As to any fraction of a share which the Company elects not to issue, the Company shall make a cash payment in respect of such fraction in an amount equal to the same fraction of the Fair Market Value of a Common Warrant Share, or to the same fraction of the Series A Issue Price of a Preferred Warrant Share, as applicable, on the date of such exercise.

     SECTION 15.  Descriptive Headings; Governing Law.  The descriptive headings
                  -----------------------------------
of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                               *  *  *  *  *  *

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers and to be dated the date hereof.


                              DELCO REMY INTERNATIONAL, INC.


                                  /s/ Thomas J. Snyder
                              By: ___________________________
                                  Name: Thomas J. Snyder
                                  Title: President & Chief Executive Officer


Attest:

/s/ David E. Stoll
__________________________
David E. Stoll, Secretary

                                                                       EXHIBIT I


                              EXERCISE AGREEMENT
                              ------------------

To:                                          Dated:

          The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of _______ Common Warrant Shares and ________ Preferred Warrant Shares covered by such Warrant and makes payment herewith in full therefor at the exercise prices per share provided by such Warrant. Attached hereto is a calculation of the "Initial Ratio" and the "Common/Preferred Exercise Ratio".


                                    Signature _______________________

                                    Address   _______________________

                                                                      EXHIBIT II

                                  ASSIGNMENT
                                  ----------


FOR VALUE RECEIVED, ___________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-______) with respect to the number of the Warrant Shares covered thereby set forth below, unto:

Names of Assignee    Address    No. of Shares (Common and Preferred)
-----------------    -------    ------------------------------------


Dated:                        Signature ________________________

                                        ________________________

                              Witness   ________________________